SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                                       of
                       the Securities Exchange Act of 1934

                        Date of Report: December 30, 1997

                        BANKUNITED FINANCIAL CORPORATION
                   ------------------------------------------
             (Exact name of Registrant as specified in its charter)

    FLORIDA                    5-43936                   65-0377773
----------------           ----------------          -----------------
(State or other        (Commission File Number)         (IRS Employer
jurisdiction of                                      Identification No.)
incorporation)

                255 ALHAMBRA CIRCLE, CORAL GABLES, FLORIDA 33134
                -------------------------------------------------
               (Address of principal executive offices) (ZIP Code)

       Registrant's telephone number, including area code: (305) 569-2000


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Item 5.  OTHER EVENTS.

                  Attached hereto as Exhibit 20.1 is a press release regarding BankUnited Financial Corporation's agreement to acquire Central Bank.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        BANKUNITED FINANCIAL CORPORATION

                                        By:/S/ SAMUEL A. MILNE
                                           ------------------------------------
                                             Samuel A. Milne
                                                 Executive Vice President and
                                                 Chief Financial Officer

Dated: December 30, 1997

                        BANKUNITED FINANCIAL CORPORATION

                                    FORM 8-K

                                INDEX TO EXHIBITS

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

                                                                                                      SEQUENTIALLY
EXHIBIT                                                                                                  NUMBERED
  NO.                                                                                                      PAGE
--------                                                                                              ------------
   2.1  Agreement and Plan of Merger Between BankUnited Financial
        Corporation and Central Bank dated as of December 30, 1997........................

  20.1  Press Release regarding BankUnited Financial Corporation's agreement to acquire Central Bank...........................................................



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